SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

30 Porter Road, Littleton, Massachusetts 01460

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 952-2200

Item 7. Financial Statements, Pro Forma Information and Exhibits.

The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

On February 24, 2003, Viisage Technology, Inc. issued a press release regarding its forecasted financial results for the fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: February 25, 2003	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

Exhibit Index

99.1	Press Release issued February 24, 2004.